UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2013 (October 17, 2013)

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 653-8881
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

ITEM 5.02 Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

On October 22, 2013, Blount International, Inc. (the “Corporation”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that Kenneth O. Saito, Senior Vice President- Supply Chain and Manufacturing announced that he will retire from the Corporation effective December 31, 2013.

Mr. Saito, 66, joined the Corporation in March 1973, and held various positions, including Senior Vice President ‑ Manufacturing & Operations, President of the Oregon Cutting Systems Group and Senior Vice President ‑ Finance & Administration of Oregon Cutting Systems Group.

Mr. Saito’s position will be divided into three positions with David K. Parrish becoming Senior Vice President ‑ Global Supply Chain, William C. Alford becoming Vice President ‑ FLAG Manufacturing and Jeffrey S. Moore becoming Vice President ‑ Operational Excellence.

Mr. Parrish was elected Senior Vice President Global Supply Chain by the Corporation’s Board of Directors on October 17, 2013, effective as of November 1, 2013.

ITEM 5.05 Amendments to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics

On October 17, 2013, as part of its regular review of the corporate governance policies of Blount International, Inc., (the “Corporation”), the Board of Directors (the “Board”) of the Corporation adopted and approved an amendment to the Corporation’s Code of Ethics for its Chief Executive Officer, Chief Financial Officer and financial reporting and Control personnel (the “Code”). The Code is the Corporation’s code of ethics, which satisfies the requirements of Item 406 of Regulation S-K.

The Code was amended to: (1) clarify the Covered Officers’ adherence to the highest degree of business ethics; (2) acknowledge a disclosure exception for sharing nonpublic material information when expressly authorized or when legally required; (3) expand the definition of conflict of interests to personal benefits of friends or family members; (4) preclude Covered Officers from competing with the Corporation; (5) prohibit the Corporation from offering credit to a member of a Covered Officer’s immediate family; (6) add a Fair Dealing clause; and (7) add a proper use of the Corporation’s assets clause.

The description of the amendments to the Code contained in this report are qualified in its entirety by the reference to the full text of the Code filed as Exhibit 99.2 to this Current Report on Form 8-K. The Code, as amended, is available in the Corporate Governance section of the Corporation’s website at www.blount.com.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release dated October 22, 2013 issued by Blount International, Inc.
99.2	Blount International Code of Ethics, as amended, dated October 17, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOUNT INTERNATIONAL, INC.

Dated: October 22, 2013	By:	/s/ Chad E. Paulson
Chad E. Paulson
Vice President, General Counsel & Secretary

________________________________________________________________________________________________________________________

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated October 22, 2013 issued by Blount International, Inc.
99.2	Blount International Code of Ethics, as amended, dated October 17, 2013